Company Overview February 2023 Copyright © 2023 Verrica Pharmaceuticals. All rights reserved. Exhibit 99.1

Disclaimer Certain information contained in this presentation and statements made orally during this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Verrica’s own internal estimates and research. While Verrica believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. While Verrica believes its internal research is reliable, such research has not been verified by any independent source. This presentation contains forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions.  All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, potential approval of the NDA for VP-102, the potential benefits and potential commercialization of VP-102 for the treatment of molluscum, if approved, current and prospective product candidates, planned clinical trials, including with respect to VP-315 (formally referred to as LTX-315 and VP-LTX-315), preclinical activities, degree of market acceptance of approved products, research and development costs, current and prospective collaborations, timing and likelihood of success, plans and objectives of management for future operations, future results of anticipated product candidates, and the potential payments and benefits to Verrica of the license agreement with Torii, are forward-looking statements. The words ”may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.    The information in this presentation, including without limitation the forward-looking statements contained herein, represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.  The forward-looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the drug development process and the regulatory approval process, our reliance on third parties over which we may not always have full control, and other risks and uncertainties that are described in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission (SEC) on March 2, 2022, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 filed with the SEC on November 7, 2022 and our other filings made with the SEC.  New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties.  There can be no assurance that the opportunity will meet your investment objectives, that you will receive a return of all or part of such investment. Investment results may vary significantly over any given time period. The appropriateness of a particular investment or strategy will depend on an investor's individual circumstances and objectives. We recommend that investors independently evaluate specific investments and strategies.

Reinventing dermatology therapeutics with a focus on development and commercialization Focused on Clinician-Administered Therapies and High Unmet Needs Focus on products with potential for reimbursement as a Medical Benefit Providing meaningful benefit for people living with skin diseases Copyright © 2023 Verrica Pharmaceuticals. All rights reserved. Verrica is a dermatology therapeutics company developing medications for skin diseases requiring medical intervention

Investment Highlights Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016. Our New Approach to a Challenging Skin Cancer Statistic. The Skin Cancer Foundation. https://www.skincancer.org/blog/our-new-approach-to-a-challenging-skin-cancer-statistic/ Near-term catalysts: Potential approval/launch of VP-102 for treatment of molluscum contagiosum in H2 2023; no current approved therapies Expect to initiate Part 2 of PH2 study on of VP-315 for Basal Cell Carcinoma Q2 2023 (confirmation of exploratory dose) Lead product candidates with significant end markets: VP-102 – in late-stage development to address molluscum contagiosum (MC); common and genital warts; U.S. prevalence of molluscum contagiosum ~6M1 VP-315 – potential non-surgical, oncolytic peptide-based therapy for treatment of dermatology oncologic conditions, including basal cell carcinoma, squamous cell carcinoma, non-metastatic melanoma and non-metastatic Merkel cell carcinoma; annual diagnoses of Basal Cell Carcinoma U.S. 3.6M2 Innovative Inventory Management and Commercial “Buy-and-Bill” model Focused on products that capture medical benefits vs. pharmacy benefits; accelerates lives under coverage limited payor discounting In-office provider administered; opportunity for no capital outlay for dermatology practices; shelf-stable products; efficient delivery IP/Exclusivity – patents projected to expire between 2032 and 2037 (US) and between 2029 and 2037 (ex-US) Proven management team – industry-leading, experienced team with extensive dermatology product launch experience

Our Product Candidate Portfolio: VP-102, VP-315, and VP-103 Pre-IND Phase 2 Phase 3 NDA NeAR-TERM CATALYSTS/ Expected Milestones VP-102 Molluscum Contagiosum Expected PDUFA Goal Date: 2H 2023 VP-102 External Genital Warts Initiate Phase 3 in 2H 2024 Common Warts Evaluate potential second Phase 2 trial VP-315 Basal Cell Carcinoma Expect to initiate Part 2 of 3 Part Phase 2 in Q2 2023 VP-103 Plantar Warts Initiate Phase 2 trial [a]Timing of clinical trials for External Genital Warts may be subject to change. [b]Originally designed Phase 2 program completed. [c]Company evaluating potential for conducting an additional Phase 2 trial based on FDA feedback for Phase 3 trial protocol. [d]License excludes metastatic melanoma and metastatic Merkel cell carcinoma. Phase 2 study initiated in April 2022 for the treatment of Basal Cell Carcinoma. [e]Timing for initiating clinical trials for Plantar Warts to be determined. [b] [a] [c] [e] [d]

VP-102 Targeting Two of the Largest Unmet Needs in Dermatology Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016. IQVIA projected dataset for 12 months ending October 2017 IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033 IQVIA Anonymous Longitudinal Patient Level Data (APLD) for 12 months ending September 2018 COMMON WARTS US Prevalence of ~22 million(3) with ~1.5 million diagnosed annually(4) 22M Prevalence in U.S. 1.5M Patients Diagnosed Annually MOLLUSCUM US Prevalence of ~6 million(1) with ~1 million diagnosed annually(2) 85% Not Diagnosed 5.1 million 15% Diagnosed 0.9 million VP-102

VP-315 In Development to Address Two Most Common Types of Skin Cancer (1)www.skincancer.org/skin-cancer-information/skin-cancer-facts/ VP-315 has the potential to impact the care of 5.4MM nonmetastatic skin cancer cases annually1 VP-315 1.8M1 Squamous cell carcinoma (SCC) 3.6M1 Basal cell carcinoma (BCC)

Innovative Commercial Plan: Commitment and Focus within Medical Dermatology via “Buy-and-Bill” Distribution and Payment Model OFFICE ADMINISTERED THERAPIES Expertise of a trained Health Care Professional Guaranteed Patient Adherence MEDICAL BENEFIT VS PHARMACY BENEFIT PRODUCTS Beneficial reimbursement landscape Favorable access at launch PARTNERSHIP WITH DERMATOLOGY Distribution strategies create financial opportunities for physicians and hospitals

Comprehensive Regulatory, IP and Manufacturing Strategy to Maintain VP-102 Exclusivity; VP-315 COM-Issued Protection Regulatory Exclusivity; Patent Portfolio 5 years of exclusivity for cantharidin as API potentially available upon approval (potential for additional 6 months for pediatric exclusivity for common warts and plantar warts indications) Compounding Pharmacies If VP-102 is approved, traditional compounding pharmacies will NOT be able to continue compounding cantharidin (not GMP compliant) regularly or in inordinate amounts, except under patient specific circumstances as prescribed by a physician. * Manufacturing ** VP-102 has the potential to address stability issues with standard packaging and container/ closure systems True Generic Unlikely Unlikely to receive approval under an ANDA due to uniqueness from patent pending protection and significant differences likely between YCANTH™ (VP-102) and potential competitors Limited commercial CMOs with facilities for handling highly potent and highly flammable liquid products * The FDA has the authority to regulate compounders. Improper compounding can result in monetary fines plus felony convictions in case of repeat offenses and intent to fraud/mislead. ** Entered into a supply agreement for naturally-sourced cantharidin; subject to specified minimum annual purchase orders and forecasts, supplier agreed that it will not supply cantharidin, any beetles or other raw material from which cantharidin is derived to any other customer in North America VP-102 VP-315 Patent applications on: Specific formulation Applicator Method of Use Design Extensive Issued and Pending Patents Covering VP-315 from 2029-2037 PCT/EP2009/006774; composition-of-matter (COM) patent Expires 2029 (EU) *** Expires 2032 (US) Expires 2029 (Japan) PCT/EP2017/05229; methods-of-use patent, pending Expires 2037 (EU) Expires 2037 (US) Expires 2037 (Japan) *** In force in: UK, Belgium, Denmark, Finland, France, Germany, Italy, Netherlands, Norway, Poland, Spain, Sweden, Switzerland and Turkey

Management Team with Extensive Product Launch and Dermatology Experience Selected Launched Products Terry Kohler Chief Financial Officer Ted White President & Chief Executive Officer Chief Medical Officer Joe Bonaccorso Chief Commercial Officer Gary Goldenberg, MD Copyright © 2023 Verrica Pharmaceuticals. All rights reserved.

THE POTENTIAL SOLUTION VP-102 Molluscum Contagiosum

Molluscum Background Overview Caused by a pox virus Primarily infects children, with the highest incidence occurring in children <14 years old Highly contagious If untreated, lesions persist an average of 13 months, with some cases remaining unresolved for 2+ years Often leads to anxiety and social challenges for the patients and parents and negatively impacts quality of life Etiology and Clinical Presentation TRANSMISSION Skin to skin contact Sharing of contaminated objects (e.g., clothing, towels, swimming pool toys) DIAGNOSIS & SYMPTOMS Typically 10 to 30 lesions 100+ lesions can be observed Lesions may be the only sign of infection and are often painless Can be diagnosed with skin biopsy to differentiate from other lesions COMPLICATIONS Skin irritation, inflammation, and re-infection Follicular or papillary conjunctivitis if lesions on eyelids Cellulitis

Current Treatments for Molluscum are Not FDA-Approved and Have Many Limitations DESCRIPTION LIMITATIONS Cryotherapy Freezing the lesions with liquid nitrogen Pain and scarring May be unsuitable for use in children Curettage Using a curette or a surgical instrument with a scoop at the tip to scrape the lesions Pain and scarring Unsuitable for use in children Laser Surgery Applying a laser to target and destroy the lesions Pain, cost and lack of availability Unsuitable for use in children Topical Products Applying various acids (e.g. salicylic acid), creams or blistering solutions to destroy the lesions Unproven efficacy Off-Label Drugs Retinoids, antiviral medicines, or immune modulating therapies Limited efficacy Side-effects Natural Remedies Applying natural oils (e.g. tea tree oil) with antimicrobial properties Unproven efficacy Pain, irritation and allergic reactions Broad use limited by unproven efficacy, scarring, lack of availability, safety concerns & pain Significantly undertreated patient population

Historical Compounded Cantharidin Presents a Number of Limitations Varying concentration Evaporation of volatile solvents leads to concentration increases Patients can receive more drug than clinically necessary resulting in excessive blistering Inconsistent purity and lack of controlled product manufacturing Risk of impurities present such as residual solvents and pesticides Lack of reimbursement Not FDA approved and therefore not eligible for drug reimbursement Inconvenient and variable administration Application with the wooden stick part of a cotton-tipped swab can lead to patients receiving more drug than necessary Inability for physicians to identify where the drug has been applied Limited availability Generally not available in hospitals and academic settings, which require FDA approved product Only an estimated 7% of 503B compounders produce formulations containing cantharidin1 2 1 3 5 4 Based on 57 503B facilities and 4 compounders of cantharidin per FDA database (January – June 2019).

VP-102 (cantharidin) topical solution 0.7% Topical solution in a single-use applicator Therapeutic class: Vesicant Active ingredient cantharidin (0.7%) in a unique topical formulation Single-use applicator to reduce cross-contamination and facilitate application of the topical solution Small opening allows for targeting of affected skin Physician administered in-office procedure GMP-controlled, shelf-stable, consistent topical formulation Visualization agent to identify treated lesions Potential first FDA Approved therapy for molluscum contagiosum Cap Tip Filter Ampule Tube DESIGNED FOR RELIABLE, AND TARGETED ADMINISTRATION

We Have Successfully Completed Two Pivotal Phase 3 Trials (CAMP-1 & CAMP-2) For Molluscum Population Trial Design Endpoints Application Two identically designed, randomized, double-blinded, multicenter, placebo controlled trials Primary: Percent of subjects with complete clearance of molluscum at Day 84 Subjects 2+ years of age with MC lesions who have not received any type of treatment within the past 14 days; Enrollment complete with 266 subjects for CAMP-1 and 262 subjects for CAMP-2; enrollment of Phase 3 trials finished two months ahead of schedule Study drug (VP-102 or placebo) is administered topically to all treatable lesions every 21 days until clearance or a maximum of 4 applications CAMP-1 conducted under FDA Special Protocol Assessment (SPA) 12-week study period Secondary: Percent of subjects with complete clearance at week 3, 6, 9 Safety & tolerability VP-102 or placebo will be left on for 24 hours before removal with soap and warm water Copyright © 2023 Verrica Pharmaceuticals. All rights reserved.

Phase 3 Studies Demonstrated Favorable Tolerability and Activity in Complete Clearance N (%) VP-102 (N=311) Vehicle (N=216) Application Site Vesicles 5 (1.6) 0 (0) Application Site Pain 3 (1.0) 0 (0) Application Site Pruritus 1 (0.3) 0 (0) Contact Dermatitis 1 (0.3) 0 (0) Total Discontinuation Rate 6 (1.9) 0 (0) Phase 3 Studies for Molluscum Demonstrate Statistically Significant Activity on Primary Endpoint of Complete Clearance vs. Vehicle1 Phase 3 Discontinuation of Study Medication Due to Treatment-Related Adverse Events2 Note: slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2) Eichenfield Amer J Clin Derm 2021

MC Commercial Opportunity

Realizing the Molluscum Opportunity Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016. IQVIA projected dataset for 12 months ending October 2017 Not Diagnosed 5.1 million US PREVALENCE OF ~6 million in molluscum(1) 85% 15% Diagnosed 0.9 million US PREVALENCE WITH ~1 million diagnosed annually(2)

Dermatologists are Familiar with Cantharidin & Would Use if Available Pompei DT et al. Cantharidin Therapy: Practice patterns and attitudes of health care providers. Journal of the American Academy of Dermatology. 2013; 68(6). Survey of 400 healthcare providers, 87.7% of responders were US based dermatologists. Company survey of 40 physicians. Physicians who do not use Cantharidin stated inaccessibility as a primary reason why they are not using(1) Physicians reported they would use VP-102 if the cost of the drug was covered(2) 87%

Physicians are Highly Favorable to VP-102 Profile Physician Qualitative research- one-hour individual interviews [n=30 Pediatricians, 13 Dermatologist, 5 Pediatric Dermatologists] Derms and Ped Derms (1) Pediatricians (1) 5.6 6.3 Efficacy Efficacy KEY REASONS TO USE IF APPROVED Convenience of administration Frustrated with not treating and having no viable options Scale of 1 (unlikely to use at all) to 7 (highly likely to use) Precise and pain free application FDA approval Fits into their current office model after Payer Research Suggests a Favorable Reimbursement Landscape1,2 ArtSci Health Solution, Qualitative research conducted for Verrica Pharmaceuticals Inc., 2020 Real Endpoints, Qualitative research conducted for Verrica Pharmaceuticals Inc., 2019 The Payer Organizations and Plans represented in research Cover over 205 Million Commercial & Medicaid Lives Medical Directors, Pharmacy Directors, and IDN Stakeholders Research findings Payers recognize the unmet need for treatment of molluscum due to the lack of FDA approved therapies Based on market research and live meetings, we expect VP-102 to be predominantly covered under the medical benefit. VP-102 is an in-office administered therapy Payers have indicated that being a medical benefit covered product, VP 102 will have minimal contracts or rebates required for coverage

Medical Benefit Advantages Over Pharmacy Benefit Medical Benefit Pharmacy Benefit Reimbursement for products administered in office by HCP More common Less common Reimbursed upon launch, prior to clinical review More common Less common Subject to rebates and discounts in order to obtain formulary access Less common More common Gross-to-Net Deductions Typically, lower deductions than Pharmacy Benefit Typically, higher deductions to meet rebate demands and costs of co-pay program Review cycle timing Shorter review cycle Longer review cycle Patient obligation Typically, averages 20% co-insurance off list price, before manufacturer co-pay applied Prescription co-pay varies by plan

Dedicated Institutional Team Specialists to promote to dermatologists in academic settings and group practices Integrated Commercial Approach with Multiple Strategic Levers Brand Awareness Drive VP-102 awareness through cost-efficient HCP and consumer advertising Specialized Sales Team Targeting office-based and institutional Dermatologists, and select Pediatricians Buy-and-Bill / Specialty Pharmacy Forward Deployed Inventory Available Supportive HUB services Dedicated field reimbursement Team KOL Engagement Established relationships with industry leading Key Opinion Leaders COMMERCIAL STRATEGY

Physicians will have a choice of Distribution Model Buy-and-Bill Specialty Pharmacy HCP Reimbursement Permanent J-code Yes (within 1-2 quarters post-launch); Reimbursed under miscellaneous J-code until permanent J-code assigned No Office visit fee Yes Yes Lesion destruction (CPT 17110, 17111) Yes Yes Margin on sale of product Yes, typically 6%-10% of ASP (dependent on health plan) No Distribution Opportunity for Forward Deployed Inventory Specialty Pharmacy Model Verrica sells product to distributor VP-102 shelf-stable; no cold storage requirements Distributor supplies product on forward deployed basis to physicians Allows physicians to pay for inventory only after the claim has been adjudicated and the patient agrees to treatment RX filled by specialty pharmacy The pharmacy will also support prior-authorizations, if applicable Pharmacy adjudicates claim with patients and applies co-pay program White bag delivery to physician

Pre-Commercialization Activities Ongoing Poster Presentation National and Regional Meetings National and Regional Meetings Caregiver Molluscum education through digital and social tools HCP Molluscum education through congresses, speaker programs, and professional journal space Trade distribution channel development Customer segment insights Brand strategy, customer segmentation, and targeting Commercial systems infrastructure ENGAGEMENT AT PREMIER VENUES & INDUSTRY CHANNELS DISEASE AWARENESS OTHER

U.S. Regulatory Status of VP-102 Verrica announced the successful tech transfer of bulk solution manufacturing from Sterling Pharmaceuticals (Dupo, IL) to Piramal Pharma Solutions1 (Sellersville, PA) in January 2023, including the completion of registration batch material and the manufacture of three process validation batches of bulk solution meeting all pre-determined specifications. Based on the successful tech transfer from Sterling to Piramal, Verrica resubmitted its NDA for VP-102 for the treatment of molluscum contagiosum to the FDA on January 23, 2023. The FDA performed a 9-day general cGMP inspection at Piramal in late December 2022/early January 2023, which is expected to result in VAI status. Similarly, the FDA performed a 3-day general medical device GMP inspection at Tjoapack’s Clinton TN site in mid January 2023, which is expected to result in NAI status. The FDA previously indicated that the NDA review was complete other than addressing the sole deficiency at Sterling, and that label comments were ready to be communicated. Verrica is working proactively and collaboratively with the FDA to maintain open and clear lines of communication during the current NDA review cycle. 1. Verrica received a CRL from FDA in May 2022 due to deficiencies identified at a general reinspection at Sterling Pharmaceuticals Services, LLC (“Sterling”), the CMO who previously manufactured the bulk solution for VP-102. None of the issues identified by FDA during the Sterling reinspection were specific to the manufacturing of VP-102, and a PAI of VP-102 was conducted at Sterling with no observations.

Basel Cell Carcinoma THE POTENTIAL SOLUTION VP-315

VP-315 Overview Induces Immunogenic Cell Death and a Tumor-specific Immune Response1,2 First-in-class oncolytic peptide injected directly into a tumor to induce immunogenic cell death Host Defense Peptide designed to be administered locally to tumors easily accessible for injection in the clinic May offer a non-surgical option for patients suffering from skin cancer Worldwide license from Lytix Biopharma in August 2020 for dermatology oncologic conditions including, basal cell carcinoma, squamous cell carcinoma, non-metastatic melanoma and non-metastatic Merkel cell carcinoma Verrica intends to focus initially on basal cell and squamous cell carcinoma as lead indications FDA acceptance of IND in November 2021; First Patient Dosed in Phase 2 clinical trial for BCC in April 2022 Camilio Oncoimmunology 2014. Eike LM, Yang N, Rekdal Ø, Sveinbjørnsson B. The oncolytic peptide VP-315 induces cell death and DAMP release by mitochondria distortion in human melanoma cells. Oncotarget. 2015;6(33):34910-34923. (3) Lesions within 1 cm of the eyelids or lips, or on the hands, feet, ears, nose, and genitalia excluded All malignant and pre-malignant dermatological indications, except metastatic melanoma and metastatic Merkel cell carcinoma OVERVIEW

Host-defense peptides are a first-line of defense with a Dual Mechanism of Action1 VP-315 can have both a direct killing activity and immunomodulatory properties (1) Hancock RE. Cationic peptides: effectors in innate immunity and novel antimicrobials. Lancet Infect Dis. 2001;1(3):156-164. (2) Eike et al. 2015. (3) Mader JS, Hoskin DW. Cationic antimicrobial peptides as novel cytotoxic agents for cancer treatment. Expert Opin Investig Drugs. 2006;15(8):933-946 This allows the immune system to recognize, infiltrate, and attack cancer cells via dendritic cells and cytotoxic T cells The activated immune system starts searching for cancer cells with these tumor antigens and may be able to combat tumors located in other parts of the body Triggers Immune Responses Targeting Tumor Cells Kills the Tumor Cells VP-315 enters the cells by disturbing cell membranes and targets mitochondria, and other organelles causing cell death and release of a patient’s tumor specific antigens2,3

Phase 2 Open-Label Proof of Concept Study of VP-315 in Basal Call Carcinoma (BCC)1 3 Part Study to evaluate Safety and Efficacy Part 1: DOSE EXPLORATION (Active) Designed to explore the initial VP-315 safety profile when administered in escalating doses to individual subjects Intended to quickly assess the maximal tolerated dose (MTD) and determine the ability of VP-315 to induce necrosis of each treated lesion while seeking to establish an AE profile for BCC. Part 2: PRELIMINARY CONFIRMATION OF THE EXPLORATORY DOSE FROM PART 1 Designed to confirm the exploratory dose from Part 1 and identify the recommended dose for Part 3 Cohorts will be expanded, and dosing evaluated based upon safety and efficacy results Part 3: EVALUATION OF THE CONFIRMED DOSES SELECTED FROM PART 2 Designed to evaluate the efficacy of 2 selected doses of VP-315 and to determine the optimal therapeutic dose Patient Reported Outcomes and Physician Global Assessment will also be included assessments (1) Currently in Part 1, design of subsequent parts of trial may change depending on results of Part 1

VP-315 Part 1 Update Part 1 of VP-315 Phase 2 trial enrolled 10 patients and demonstrated a favorable safety and tolerability profile with no reported serious adverse events. Patients receiving the higher range of dosing experienced a consistent response of clinical tumor necrosis. Part 2 of the Phase 2 trial is expected to begin in the second quarter of 2023 and will further explore dosing regimens to allow the Company to identify the recommended dose for Part 3 of the study, which is expected to start in the second half of 2023.

BCC Market Opportunity BCC creates significant burden for the patient and healthcare system In the US, skin cancer accounts for $8.1 billion in total healthcare costs, nonmelanoma skin cancer represents 59% of the overall category3 Majority of patients, 90%, are age 50+, of those 61% are 65+ Approximately 42% are female, 58% are male IQVIA PharMetrics+. Custom research for Verrica Pharmaceuticals. Patient counts are projected estimates of the US commercially insured patient population, 2018 and 2019. Nelson Sanchez, Jacob Griggs, Sonali Nanda, Rachel Fayne, David Castillo, Valeria De Bedout, Dan Meirson & Anna Nichols (2020) The Skin Cancer Index: quality-of-life outcomes of treatments for nonmelanoma skin cancer, Journal of Dermatological Treatment, 31:5, 491-493, DOI: 10.1080/09546634.2019.1674772 https://www.skincancer.org/skin-cancer-information/skin-cancer-facts/ Treatment modalities for BCC 98% of BCC patients are treated with surgery (annually)1 Surgical and destructive therapies may leave a lasting impact on the patient's appearance and quality of life2 Other modalities that may be considered are topicals and oral therapies The average BCC patient has 5.6 BCC related treatments over a two-year period1

VP-315 could play a significant role as part of an alternative therapeutic regimen to surgery Potential alternative to current surgical procedures like destruction, excision, or MOHS surgery Reduced out-patient and recovery costs, potentially leading to an improved total cost for many patients Potential for decreased risk of scaring, improved post-treatment recovery outlook Key Commercialization Opportunities OPPORTUNITY Opportunity for primary derms to keep BCC patients in their practice versus having to refer them to derms who specialize in surgery/MOHS procedures for BCC Copyright © 2023 Verrica Pharmaceuticals. All rights reserved.

VP-102 in External Genital Warts

Condyloma Acuminatum (Genital Warts) Overview Caused by human papilloma virus (HPV) Lesions on the surface of the skin in the genital and perianal regions Highly contagious and recurrences are common Treatment options have limitations Approximately 500,000 to 1 million cases of EGW are newly diagnosed per year in the United States1 Etiology and Clinical Presentation TRANSMISSION Skin to skin contact Spread through sexual contact DIAGNOSIS & SYMPTOMS Can be flat, dome-shaped, keratotic, pedunculated and cauliflower-shaped Lesions may occur singularly, in clusters, or as plaques Lesions can be itchy, and can cause pain and discomfort COMPLICATIONS Irritation, pain, and redness of surrounding skin Dyspigmentation of affected areas Scarring may occur Bacterial superinfection of lesions (1) Yanofsky, Valerie & Patel, Rita & Goldenberg, Gary. (2012). Genital warts: A comprehensive review. The Journal of clinical and aesthetic dermatology. 5. 25-36.

Phase 2 Study (CARE-1) in External Genital Warts (EGW) Patients Study Design Endpoints Application Primary: Percent of subjects with complete clearance of all treatable warts at Day 84 Secondary: Percent of subjects achieving complete clearance of all treatable warts at days 21, 42, and 63 Multi-center, double-blind, vehicle-controlled Dose regimen, efficacy, safety & tolerability Study comprised of two parts (A and B) Primary objective of Part A is to identify the two best dosing regimens for evaluation in Part B Part A: 18 subjects 18+ years of age with 2-30 external genital and/or perianal warts for ≥ 4 weeks at baseline visit Part B: 87 subjects 18+ years of age with 2-30 external genital and/or perianal warts for ≥ 4 weeks at baseline visit Frequency of administration is every 21 days Study drug (VP-102) is administered topically to each treatable wart every 21 days until complete clearance for a maximum of 4 treatments Part A: Three treatment groups with a 2-hour, 6-hour, and 24-hour duration of skin exposure before removal with soap and warm water Part B: 6- and 24-hour duration of treatment exposure (chosen based on Part A) with follow up period through Day 147

Efficacy Results (CARE-1, ITT Population) Pooled data from Part A and B *P<0.001 **P≤0.0001 ** ** (1) Guenthner 2020 Winter Clinical Dermatology Symposium Mean Percentage Change in EGW Lesions from Baseline1 Percentage of Subjects with Complete Clearance of all Baseline and New Treatable EGW Lesions⸸ *

Safety Results: Treatment Emergent Adverse Events (CARE-1, Safety Population)1,*,⸸ TEAEs, N (%) VP-102 6-hour (N=29) Vehicle 6-hour (N=22) VP-102 24-hour (N=28) Vehicle 24-hour (N=20) Subjects reporting at least one TEAE 29 (100.0) 15 (68.2) 28 (100.0) 9 (45.0) Application site vesicles 25 (86.2) 0 (0.0) 26 (92.9) 1 (5.0) Application site pain 20 (69.0) 3 (13.6) 19 (67.9) 4 (20.0) Application site erythema 14 (48.3) 3 (13.6) 19 (67.9) 1 (5.0) Application site pruritus 14 (48.3) 5 (22.7) 10 (35.7) 1 (5.0) Application site scab 13 (44.8) 1 (4.5) 14 (50.0) 0 (0.0) Application site discoloration 7 (24.1) 4 (18.2) 6 (21.4) 0 (0.0) Application site dryness 7 (24.1) 2 (9.1) 6 (21.4) 1 (5.0) Application site erosion 6 (20.7) 0 (0.0) 7 (25.0) 0 (0.0) Application site edema 3 (10.3) 1 (4.5) 7 (25.0) 1 (5.0) Application site exfoliation 3 (10.3) 2 (9.1) 5 (17.9) 0 (0.0) TEAEs = Treatment Emergent Adverse Events *Pooled data from Part A and B. No subjects discontinued the study due to AEs. No serious adverse events as deemed related to study drug by investigator. (1) Guenthner 2020 Winter Clinical Dermatology Symposium

VP-102 in Common Warts

Verruca Vulgaris (Common Warts) Overview Caused by human papilloma virus (HPV) Infects patients of all ages Persistent infection, highly refractory Typically 2-5 lesions No FDA-approved drug for the treatment of common warts U.S prevalence of 22 million1, with 1.5 million2 diagnosed annually Etiology and Clinical Presentation TRANSMISSION Skin to skin contact Touching of contaminated objects DIAGNOSIS & SYMPTOMS Dome shaped flesh-colored lesions commonly on the hands, fingers, knees or elbows Lesions may occur in groups or in a linear pattern Lesions can cause considerable pain and discomfort, may spread with skin trauma, and can be itchy COMPLICATIONS Scarring may occur Dyspigmentation of affected areas Bacterial superinfection of lesions Irritation, pain, and redness of surrounding skin IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033 IQVIA Anonymous Longitudinal Patient Level Data (APLD) for 12 months ending September 2018

We Have Successfully Completed a Phase 2 Study (COVE-1) in Common Warts Patients Study Design Endpoints Application Cohort 1: one center Cohort 2: four centers Efficacy, safety & tolerability Open label study with two cohorts Primary Percent of subjects with complete clearance of all treatable warts (baseline and new) at Day 84 Secondary Percent of subjects achieving complete clearance of all treatable warts at Visits 2, 3, and 4 Change from baseline in number (%) of treatable warts at Day 84 Cohort 1: 21 subjects 2+ years of age with common warts, who have not received any type of treatment within the past 14 days Cohort 2: 35 subjects 12+ years of age with common warts, who have not received any type of treatment within the past 14 days Study drug (VP-102) is administered topically to each treatable wart to a maximum of 4 applications Cohort 1 is treated until clear, Cohort 2 receives one additional treatment at the first visit clearance was observed up to a maximum of 4 total applications Frequency of administration is at least 14 days (Cohort 1) or 21 days (Cohort 2) Paring was allowed in Cohort 2 VP-102 will be left on for 24 hours before removal with soap and warm water

VP-102 Demonstrated Clinically Meaningful Activity on Primary Endpoint of Complete Clearance in COVE-1 Study1 (1) Guenthner 2019 Fall Clinical Dermatology Symposium

Adverse Events in COVE-1 Study (Incidence≥5%)1,* (1) Guenthner 2019 Fall Clinical Dermatology Symposium

Corporate Summary and Highlights Analyst Coverage(4) Ken Cacciatore, Cowen Greg Renza, RBC Capital Markets Oren Livnat, H.C. Wainwright Serge Belanger, Needham Kemp Dolliver, Brookline Capital Markets As of September 30, 2022 Cash, cash equivalents and marketable securities of $39.5M Debt: None Outstanding Shares: 41.1M Outstanding option shares and RSUs: 4.25M Near-term catalysts Potential approval/launch of VP-102 for treatment of molluscum contagiosum in H2 2023; no current approved therapies Expect to initiate Part 2 of PH2 study on of VP-315 for Basal Cell Carcinoma in Q2 2023 (confirmation of exploratory dose) Lead product candidates with significant end markets VP-102 – U.S. Prevalence of Molluscum Contagiosum ~6M1 VP-315 – U.S. annual diagnoses of basal cell carcinoma ~3.6M2 Innovative forward-deployed “Buy-and-Bill” distribution and commercial model Focused on products that capture medical benefits vs. pharmacy benefits; accelerates lives under coverage limited payor discounting In-office administration; opportunity for no capital outlay for dermatology practices; shelf-stable products; efficient delivery Patents projected to expire between 2032 and 2037 (US) and between 2029 and 2037 (ex-US) Industry-leading, experienced team with extensive dermatology product launch experience Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016. Our New Approach to a Challenging Skin Cancer Statistic. The Skin Cancer Foundation. https://www.skincancer.org/blog/our-new-approach-to-a-challenging-skin-cancer-statistic/ Disclaimer: Any opinions, estimates or forecasts regarding Verricaʼs performance made by the above-referenced analysts are theirs alone and do not represent opinions, forecasts or predictions of Verrica or its management, and no endorsement of such opinions, estimates or forecasts shall be implied. IP/Exclusivity Proven Management Team

Appendix

Molluscum Clinical Evidence

Cantharidin Elicits a Dual Response in the Skin Superficial blistering of lesional skin Cantharidin is a vesicant, causing the pharmacodynamic response of blistering in the skin. Once applied, cantharidin activates neutral serine proteases that cause degeneration of the desmosomal plaque and intraepidermal blistering.(1) Elicits Inflammation & Immune Response Cantharidin stimulates leukocyte infiltration (e.g., neutrophils, macrophages, B and T cells and eosinophils) and the release of chemokines and cytokines including TNF-a, IL-8 and CXCL-5.(2) J Invest Dermatol. 1962 Jul;39:39-45. J Immunol Methods. 2001 Nov 1;257(1-2):213-20.2 Desmosome Cleavage and Blister Formation Lymphocyte Neutrophil Eosinophil Macrophage 1 2

Significant Clinical Progress of YCANTH™ (VP-102) for the Treatment of Molluscum TRIAL AND STATUS FORMULATION / APPLICATION METHOD TRIAL DESIGN TRIAL OBJECTIVES PHASE 3 Pivotal Trial CAMP-1 Complete VP-102 N=266 Conducted under SPA Randomized, double blind, multi-center, placebo controlled To evaluate the efficacy of dermal application of VP-102 relative to placebo for complete clearance at day 84 To assess the safety and tolerability of VP-102 Pivotal Trial CAMP-2 Complete VP-102 N=262 Randomized, double blind, multi-center, placebo controlled To evaluate the efficacy of dermal application of VP-102 relative to placebo for complete clearance at day 84 To assess the safety and tolerability of VP-102 PHASE 2 Innovate Trial Complete VP-102 Open-label, single-center N=33 To determine possible systemic exposure from a single 24-hour application of VP-102 To confirm safety and efficacy with applicator Pilot Trial Complete Our proprietary formula of cantharidin used in VP-102, applied with the wooden stick part of a cotton-tipped swab Open-label, single-center N=30 To evaluate safety and efficacy and determine optimal treatment duration

Demographics in Phase 3 Trials1 VP-102 (n=310) Vehicle (n=218) Age (years) Mean (SD) Median Range 7.5 ± 6.7 6.0 2-60 6.8 ± 5.8 6.0 2-54 Age Group - no.(%) ≥ 2 to 5 yr ≥ 6 to 11 yr ≥ 12-18 yr ≥ 19 yr 137 (44.2) 140 (45.2) 22 (7.1) 11 (3.5) 106 (48.6) 89 (40.8) 18 (8.3) 5 (2.3) Gender – no. (%) Female Male 154 (49.7) 156 (50.3) 107 (49.1) 111 (50.9) Race or Ethnic Group – no. (%) White Black or African American Asian American Indian/Alaskan Native Other 277 (89.4) 13 (4.2) 6 (1.9) 0 14 (4.5) 202 (92.7) 8 (3.7) 1 (0.5) 1 (0.5) 6 (2.8) Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2) (1) Eichenfield Amer J Clin Derm 2021

Safety Results Summary for Molluscum Phase 3 Trials1 Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2) (1) Eichenfield JAMA Derm 2020

Overview of VP-102/103 Intellectual Property Portfolio KEY CLAIMS AND PATENT APPLICATIONS VALUE TO VERRICA Our specific formulation, YCANTH™ (VP-102), key safety additions and novel cantharidin formulations (PCT/US2014/052184) (PCT/US2018/036353) May prevent generics from copying our ether-free formulation or from making similar formulations Single use applicator containing cantharidin formulations (PCT/US2014/052184) (PCT/US2018/037808) May prevent generics from utilizing a single-use applicator for cantharidin that contains both a glass ampule to maintain product stability and a filter placed prior to dispensing tip, which helps increase administration accuracy and prevents direct contact with skin Specific design of our commercial applicator (PCT/US2018/037808) (US 29/607744) May prevent generics from utilizing a similar applicator Design patent application allowed in the US Methods of use for cantharidin in the treatment of molluscum (PCT/US2018/037808 and PCT/US2018/036353) (PCT/US2014/052184) May prevent generics from a similar treatment regimen and label Methods for purifying cantharidin and analyzing cantharidin or cantharidin solutions (PCT/US2016/14139) May force generics to find alternative methodologies to produce GMP cantharidin or determine if their API or drug product is GMP compliant Methods for complete cantharidin synthesis (PCT/US2015/066487) (PCT/US2018/054373) Synthetic version would reduce risks of outside contaminants and environmental factors affecting the naturally-sourced API. May prevent generics competing with a synthetic version of cantharidin Any patents issued from our applications are projected to expire between 2034 and 2039, excluding any patent term adjustment and patent term extensions 1 2 3 4 5